EATON VANCE NATIONAL LIMITED MATURITY MUNICIPAL INCOME FUND
EATON VANCE NATIONAL ULTRA-SHORT MUNICIPAL INCOME FUND
EATON VANCE SHORT DURATION MUNICIPAL OPPORTUNITIES FUND
(each, a “Fund”)
Supplement to Prospectuses and each Fund’s Summary Prospectus dated August 1, 2023

Effective May 1, 2024, in accordance with regulatory changes requiring each Fund’s primary benchmark to represent the overall applicable market, the following Funds’ primary prospectus benchmark changed as follows:

1.	Eaton Vance National Limited Maturity Municipal Income Fund’s primary benchmark is now the Bloomberg Municipal Bond Index.
2.	Eaton Vance National Ultra-Short Municipal Income Fund’s primary benchmark is now the Bloomberg Municipal Bond Index.
3.	Eaton Vance Short Duration Municipal Opportunities Fund’s primary benchmark is now the Bloomberg Municipal Bond Index.

References to other benchmark indexes in each Fund’s prospectus remain in effect. These additional index(es) provide a means to compare a Fund’s average annual returns to a benchmark that Eaton Vance Management or Boston Management and Research, as applicable, believes is representative of the Fund’s investment universe.

May 1, 2024	43605 5.1.24